UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2021

Owlet, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39516 (Commission File Number)	85-1615012 (I.R.S. Employer Identification No.)
2500 Executive Parkway, Ste. 500 Lehi, Utah		84043
(Address of principal executive offices)		(Zip Code)

(844) 334-5330
(Registrant’s telephone number, including area code)

Sandbridge Acquisition Corporation
1999 Avenue of the Stars, Ste. 2088
Los Angeles, CA 90067
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Warrants to purchase common stock	OWLT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Owlet” and the “Company” refer to Owlet, Inc., a Delaware corporation (f/k/a Sandbridge Acquisition Corporation, a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “SBG” refer to Sandbridge Acquisition Corporation, a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Selected Definitions” beginning on page iv thereof, and such definitions are incorporated herein by reference.

Due to the large number of events reported under the specified items of Form 8-K, this Report is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 4.01, 5.03, 5.05 and 8.01 of Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “The Business Combination Proposal” and “The Business Combination Agreement” beginning on pages 96 and 109, respectively, of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by SBG on June 21, 2021, SBG entered into a business combination agreement (the “Business Combination Agreement”), dated February 15, 2021, with Project Olympus Merger Sub, Inc., a wholly-owned subsidiary of SBG (“Merger Sub”), and Owlet Baby Care Inc. (“Old Owlet”). Pursuant to the Business Combination Agreement, Merger Sub was merged with and into Old Owlet, with Old Owlet surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

As previously reported on the Current Report on Form 8-K filed with the SEC on July 14, 2021, SBG held a special meeting of stockholders on July 14, 2021 (the “Special Meeting”), at which the SBG stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, following the Special Meeting, on July 15, 2021 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On July 15, 2021, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Owlet, the Sponsor, certain affiliates of the Sponsor and certain former stockholders of Old Owlet entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 128 titled “Related Agreements—Amended and Restated Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Stockholders Agreement

On July 15, 2021, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Owlet and certain former stockholders of Old Owlet entered into the Stockholders Agreement (the “Stockholders Agreement”). The material terms of the Stockholders Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 129 titled “Related Agreements—Stockholders Agreement.” Such description is qualified in its entirety by the text of the Stockholders Agreement, which is included as Exhibit 10.8 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on July 14, 2021, SBG held the Special Meeting, at which the SBG stockholders considered and adopted, among other matters, a proposal to approve the Business Combination Agreement and the Transactions. On July 15, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Sandbridge Acquisition Corporation to Owlet, Inc.

Holders of 19,758,773 shares of Sandbridge Class A common stock sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from SBG’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.00 per share, or $197,587,730 in the aggregate.

As a result of the Business Combination, each share of Old Owlet preferred stock and common stock was converted into the right to receive approximately 2.053 shares of Owlet’s common stock, par value $0.0001 per share (“Common Stock”).

Additionally, the shares of Sandbridge Class B common stock held by Sponsor automatically converted to 5,750,000 shares of Common Stock (of which 2,807,500 shares are subject to vesting under certain conditions).

Pursuant to subscription agreements entered into in connection with the Business Combination Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 13,000,000 newly-issued shares of Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $130,000,000 (the “PIPE Investment”). At the Closing, Owlet consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of Initial Shares as described above, and the consummation of the PIPE Investment, there are currently 112,782,800 shares of Common Stock issued and outstanding. An aggregate of 496,717 vested options to purchase shares of common stock, par value $0.0001 per share, of Old Owlet, at a value of approximately $20.53 per share for an aggregate value of $9,889,734.01, net of exercise price of certain Cash Elected Options, were tendered by the option holders for the Cash Election Consideration in connection with the Closing, as further described in the Proxy Statement/Prospectus.

The Common Stock and warrants commenced trading on the New York Stock Exchange (“NYSE”) under the symbols “OWLT” and “OWLT WS,” respectively, on July 16, 2021, subject to ongoing review of Owlet’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $197,587,730 was paid from the Company’s trust account to holders that properly exercised their right to have Initial Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $32.4 million remained in the trust account. The remaining amount in the trust account was used to fund the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as SBG was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Owlet’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Owlet operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Owlet. Factors that may impact such forward-looking statements include:

∙	the impact of the COVID-19 pandemic on the financial condition and results of operations of Owlet;

∙	any defects in new products or enhancements to existing products;

∙	Owlet’s future capital needs following the Business Combination;

∙	Owlet’s ability to develop additional products and product offerings;

∙	the ability of Owlet to maintain an effective system of internal control over financial reporting;

∙	the ability of Owlet to maintain and protect its intellectual property;

∙	the ability of Owlet to grow market share in its existing markets or any new markets it may enter;

∙	Owlet’s reliance on single-source suppliers and third-party manufacturers;

∙	litigation, complaints, product liability claims and/or adverse publicity;
∙	privacy and data protection laws, privacy or data breaches, or the loss of data;

∙	the impact of changes in customer spending patterns, customer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

∙	the ability of Owlet to manage its growth effectively;

∙	the ability of Owlet to achieve and maintain profitability in the future;

∙	the success of strategic relationships with third parties;

∙	the ability of Owlet to maintain the listing of the Common Stock and warrants of Owlet on NYSE;

∙
the ability of Owlet to remediate existing and potential future material weaknesses in Owlet’s internal control over financial reporting and to maintain effective internal control over financial reporting, which, if unsuccessful, may result in material misstatements of Owlet’s consolidated financial statements or failure to meet periodic reporting obligations or impair access to the capital markets;

∙	other factors detailed under the section titled “Risk Factors” beginning on page 36 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Owlet from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Owlet. There can be no assurance that future developments affecting Owlet will be those that Owlet has anticipated. Owlet undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Owlet’s business is described in the Proxy Statement/Prospectus in the section titled “Information Related to Owlet” beginning on page 174, which is incorporated herein by reference.

Risk Factors

The risks associated with Owlet’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 36 and are incorporated herein by reference. A summary of the risks associated with Owlet’s business is also included on pages 25-26 of the Proxy Statement/Prospectus under the heading “Summary of Risk Factors” and are incorporated herein by reference.

Financial Information

The (i) unaudited condensed consolidated financial statements of Old Owlet as of March 31, 2021 and for the periods ended March 31, 2021 and 2020 and (ii) audited consolidated financial statements of Old Owlet as of and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus beginning on pages F-43 and F-59, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of SBG and Old Owlet as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Old Owlet is included in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Owlet” beginning on page 193 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Management’s discussion and analysis of the quantitative and qualitative disclosures about market risk is included in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Owlet—Quantitative and Qualitative Disclosures about Market Risk” beginning on page 209, which is incorporated herein by reference.

Properties

The Company’s facilities are described in the Proxy Statement/Prospectus in the section titled “Information Related to Owlet—Facilities” on page 192 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Common Stock following the consummation of the Business Combination and the PIPE Investment by:

∙	each person who is known to be the beneficial owner of more than 5% of shares of Common Stock;

∙	each of Owlet’s current named executive officers and directors; and

∙	all current executive officers and directors of Owlet as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, Owlet believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
Entities affiliated with Eclipse(2)	28,492,332	25.3%
Trilogy Equity Partners, LLC(3)	9,005,428	8.0%
Directors and Executive Officers
Michael Abbott(4)	835,147	*
Kate Scolnick	—	—
Kurt Workman(5)	4,199,575	3.7%
Zane Burke(6)	102,659	*
Laura Durr	—	—
John Kim	—	—
Amy McCullough	—	—
Lior Susan(7)	28,492,332	25.3%
Ken Suslow	—	—
All directors and executive officers as a group (8 individuals)	33,629,713	29.8%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 2500 Executive Parkway, Ste. 500, Lehi, Utah 84043.

(2)
Consists of (i) 13,561,716 shares of Common Stock held of record by Eclipse Ventures Fund I, L.P. (“Eclipse I”) and (ii) 14,930,616 shares of Common Stock held of record by Eclipse Continuity Fund I, L.P. (“Eclipse Continuity I”). The address of each of the entities listed above is 514 High Street, Suite 4, Palo Alto, CA 94301.

(3)	Consists of 9,005,428 shares of Common Stock held of record by Trilogy Equity Partners, LLC. The address for the foregoing entity is 155 108th Ave NE, Suite 400, Bellevue, WA 98004.

(4)	Consists of 835,147 shares of Common Stock issuable upon exercise of options exercisable as of or within 60 days of July 15, 2021.

(5)
Consists of (i) 2,074,202 shares of Common Stock held of record by Mr. Workman, (ii) 2,074,200 shares of Common Stock held of record by his wife, and (iii) 51,173 shares of Common Stock issuable upon exercise of options exercisable as of or within 60 days of July 15, 2021.

(6)	Consists of shares of Common Stock held directly by Mr. Burke.

(7)
Consists of (i) 13,561,716 shares of Common Stock held of record by Eclipse I and (ii) 14,930,616 shares of Common Stock held of record by Eclipse Continuity I. Eclipse Ventures GP I, LLC, or Eclipse I GP, is the general partner of Eclipse I and may be deemed to have voting and dispositive power over the shares held by Eclipse I. Eclipse Continuity GP I, LLC, or Eclipse Continuity GP, is the general partner of Eclipse Continuity I and may be deemed to have voting and dispositive power over the shares held by Eclipse Continuity I. Lior Susan, who serves as Chair of the Owlet Board, is the sole managing member of each of Eclipse I GP and Eclipse Continuity GP and may be deemed to have voting and dispositive power over the shares held by each of Eclipse I and Eclipse Continuity I. The address of each of the individuals and entities listed above is 514 High Street, Suite 4, Palo Alto, California 94301.

Directors and Executive Officers

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of SBG ceased serving in such capacities, and each of Domenico De Sole, Michael Goss, Krystal Kahler, Ramez Toubassy and Jamie Weinstein ceased serving on SBG’s board of directors.

Michael Abbott, Zane Burke, Laura Durr, John Kim, Amy McCullough, Lior Susan, Ken Suslow and Kurt Workman were appointed as directors of Owlet by the holders of Class B common stock of SBG, to serve until the end of their respective terms and until their successors are elected and qualified, with Lior Susan appointed to serve as Chairman of the Board. Laura Durr, John Kim, Amy McCullough and Ken Suslow were appointed to serve on Owlet’s audit committee with Laura Durr serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Kurt Workman was appointed as Owlet’s Chief Executive Officer, Kate Scolnick was appointed as Owlet’s Chief Financial Officer, and Michael Abbott was appointed as Owlet’s President.

Owlet’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “New Owlet Management After the Business Combination” beginning on page 236, other than the withdrawal of Domenico De Sole from potential service as a member of the Board, and that information is incorporated herein by reference.

Additionally, interlocks and insider participation information regarding Owlet’s executive officers is described in the Proxy Statement/Prospectus in the section titled “New Owlet Management After the Business Combination —Compensation Committee Interlocks and Insider Participation” beginning on page 241 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Old Owlet’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of Owlet” beginning on page 242 and that information is incorporated herein by reference.

Director Compensation

The compensation of Old Owlet’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation—Director Compensation” beginning on page 244 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Owlet are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 245 and are incorporated herein by reference.

Director Independence

Certain relationships and related party transactions of Owlet are described in the Proxy Statement/Prospectus in the section titled “New Owlet Management After The Business Combination—Independence of the Board of Directors” on page 241 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information Related to Owlet—Legal Proceedings” beginning on page 192, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of Owlet’s common stock and Owlet’s warrants commenced trading on the NYSE under the symbols “OWLT” and “OWLT WS,” respectively, on July 16, 2021, in lieu of the Class A common stock, warrants and units of SBG. Owlet has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in Owlet’s business operations and, accordingly, Owlet’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Owlet’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Owlet to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting SBG’s Class A common stock, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price, Ticker Symbol and Dividend Information” on page 35 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Owlet of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Owlet’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Owlet Securities” beginning on page 211 and is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of Owlet’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of New Owlet Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 215 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, Owlet consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated into this Item 3.02 by reference.

Owlet issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with Owlet’s transfer agent). The parties also had adequate access, through business or other relationships, to information about Owlet.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, “Director Compensation” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the SBG stockholders considered and approved the Owlet, Inc. 2021 Incentive Award Plan (the “Incentive Award Plan”). The Incentive Award Plan was previously approved, subject to stockholder approval, by SBG’s board of directors on February 12, 2021. The Incentive Award Plan became effective immediately upon the Closing.

A summary of the terms of the Incentive Award Plan is set forth in the Proxy Statement/Prospectus in the section titled “The Incentive Award Plan Proposal” beginning on page 137 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Award Plan, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the SBG stockholders considered and approved the Owlet, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by SBG’s board of directors on February 12, 2021. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “The ESPP Proposal” beginning on page 144 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal” beginning on page 96, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 15, 2021, Owlet issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) unaudited condensed consolidated financial statements of Old Owlet as of March 31, 2021 and for the periods ended March 31, 2021 and 2020 and (ii) audited consolidated financial statements of Old Owlet as of and for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus beginning on pages F-43 and F-59, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of SBG and Old Owlet as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.
Exhibit No.	Description

2.1†
Business Combination Agreement, dated as of February 15, 2021, by and among the Registrant, Project Olympus Merger Sub, Inc. and Owlet Baby Care Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on February 16, 2021).

3.1	Amended and Restated Certificate of Incorporation of Owlet, Inc. (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-4 (File No. 333-254888) March 31, 2021).
3.2	Bylaws of Owlet, Inc. (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).
4.1
Warrant Agreement, dated September 14, 2020, between Sandbridge Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on September 18, 2020).

4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-254888), filed on September 1, 2020).
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-254888), filed on May 28, 2021).
10.2†	Amended and Restated Registration Rights Agreement, by and among Owlet, Inc. and the holders party thereto.
10.3	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on February 16, 2021).
10.4
Sponsor Letter Agreement, dated as of February 15, 2021, by and among Sandbridge Acquisition Holdings LLC, certain initial stockholders of the Sandbridge and Owlet, Inc. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on February 16, 2021).

10.5+	Owlet, Inc. 2021 Incentive Award Plan.
10.6+	Owlet, Inc. 2021 Employee Stock Purchase Plan.
10.7+	Owlet Baby Care Inc. 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 (File No. 333-254888), filed on March 31, 2021).
10.7(a)+
Form of Owlet Baby Care Inc. Stock Option Grant Notice under the 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.7(b)+
Form of Restricted Stock Grant Agreement Award Notice under the 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7(b) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.7(c)+
Form of Restricted Stock Unit Award Agreement under the 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.7(c) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.8	Stockholders Agreement, dated as of July 15, 2021, by and among the Company, Eclipse Ventures Fund I, L.P. and Eclipse Continuity Fund I, L.P.
10.9
Amended and Restated Offer of Employment Letter, dated as of March 30, 2021, by and between Owlet, Inc. and Michael Abbott (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.10
Amended and Restated Offer of Employment Letter, dated as of March 29, 2021, by and between Owlet, Inc. and Kurt Workman (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.11
Offer of Employment Letter, dated as of March 3, 2021, by and between Owlet, Inc. and Kate Scolnick  (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.12
Manufacturing and Supply Agreement, dated as of June 21, 2018, by and between Owlet Baby Care Inc. and Shenzhen Aoni Electronic Co., Ltd. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.13
Subscription Agreement, dated as of May 20, 2014, by and between Owlet Baby Care Inc. and Ayla Networks, Inc. (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.13(a)
Amendment to Subscription Agreement, dated as of July 14, 2020, by and between Owlet Baby Care Inc. and Ayla Networks, Inc. (incorporated by reference to Exhibit 10.12(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.14#
Manufacturing Services Agreement, dated as of October 24, 2017, by and between Owlet Baby Care Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.14(a)
Amendment No. 1 to Manufacturing Services Agreement, dated as of July 5, 2018, by and between Owlet Baby Care Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.13(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.14(b)
Amendment No. 2 to Manufacturing Services Agreement, dated as of September 23, 2020, by and between Owlet Baby Care Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.13(b) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.15#
Kalay Service and License Agreement, dated as of January 31, 2018, by and between Owlet Baby Care Inc. and ThroughTek Co. Ltd. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16#
Second Amended and Restated Loan and Security Agreement, dated as of April 22, 2020, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16(a)
First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 23, 2020, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.15(a) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16(b)
Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of September 22, 2020, by and between Owlet Baby Care Inc. and Silicon Valley bank (incorporated by reference to Exhibit 10.15(b) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16(c)#
Default Waiver, Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of March 10, 2021, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.16(c) to the Registration Statement on Form S-4 (File No. 333-254888) filed on March 31, 2021).

10.16(d)#
Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 14, 2021, by and between Owlet Baby Care Inc. and Silicon Valley Bank(incorporated by reference to Exhibit 10.15(d) to the Registration Statement on Form S-4 (File No. 333-254888) filed on May 28, 2021).

10.16(e)#
Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 25, 2021, by and between Owlet Baby Care Inc. and Silicon Valley Bank (incorporated by reference to Exhibit 10.15(e) to the Registration Statement on Form S-4 (File No. 333-254888) filed on May 28, 2021).

14.1	Owlet, Inc. Code of Business Conduct and Ethics
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.
99.1
Unaudited pro forma condensed combined financial information of Sandbridge Acquisition Corp. and Old Owlet as of and for the three months ended March 31, 2021 and as of and for the year ended December 31, 2020.

99.2	Press Release dated July 15, 2021.

†
The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: July 21, 2021	By:	/s/ Kate Scolnick
	Name:	Kate Scolnick
	Title:	Chief Financial Officer